AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 2006

                                                     REGISTRATION NO. 333-133066
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-1
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                               ------------------

                       SECURITY CAPITAL ASSURANCE LTD
           (Exact name of registrant as specified in its charter)

    BERMUDA                           6351                    NOT APPLICABLE
(State or other                (Primary Standard             (I.R.S. Employer
jurisdiction of            Industrial Classification      Identification Number)
 incorporation                   Code Number)
or organization)

                               ONE BERMUDIANA ROAD
                             HAMILTON HM 11, BERMUDA
                                 (441) 292-8515
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              CT CORPORATION SYSTEM
                                111 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10011
                                 (212) 590-9200
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ------------------

                                   COPIES TO:
    MICHAEL A. BECKER, ESQ.                         LEE A. MEYERSON, ESQ.
     KENNETH W. ORCE, ESQ.                     SIMPSON THACHER & BARTLETT LLP
  CAHILL GORDON & REINDEL LLP                       425 LEXINGTON AVENUE
         80 PINE STREET                           NEW YORK, NEW YORK 10017
    NEW YORK, NEW YORK 10005                           (212) 455-2000
         (212) 701-3000

                               ------------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

                               ------------------

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                                 ------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                EXPLANATORY NOTE

The sole purpose of this amendment is to file Exhibits 3.2, 8.1, 8.2, 10.1, 10.2, 10.7, 10.8, 10.11, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21,
10.22, 10.24, 10.25, 10.26, 10.27, 10.28, 10.31, 10.32, 10.36, 21.1, 23.2, 24.1,
24.2, 99.2, 99.3, 99.4 and 99.5 to the registration statement as indicated in the Exhibit index of this amendment. No change is made to the preliminary prospectus constituting Part I of the registration statement or Items 13, 14, 15, 16(b) or 17 of Part II of the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of
Part II of the registration statement, the signature page to the registration statement and Exhibits 3.2, 8.1, 8.2, 10.1, 10.2, 10.7, 10.8, 10.11, 10.14,
10.15, 10.16, 10.17, 10.18, 10.19, 10.20, 10.21, 10.22, 10.24, 10.25, 10.26,
10.27, 10.28, 10.31, 10.32, 10.36, 21.1, 23.2, 24.1, 24.2, 99.2, 99.3, 99.4 and
99.5.

        PART II INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

      (a)   Exhibits

EXHIBIT
NUMBER                            DESCRIPTION OF DOCUMENT
------                            -----------------------

1.1*        Form of Underwriting Agreement
3.1**       Memorandum of Association of CA Holdings Ltd
3.2         Amended and Restated Bye-laws of Security Capital Assurance Ltd
4.1*        Specimen Common Share Certificate
5.1*        Form of Opinion of Conyers Dill & Pearman
8.1         Form of Opinion of Cahill Gordon & Reindel LLP as to certain tax matters
8.2         Form of Opinion of Conyers Dill & Pearman as to certain tax matters
10.1        Form of Transition Agreement
10.2        Form of Tax Indemnity Agreement
10.3*       Form of Amendment to Existing Tax Sharing Agreement
10.4*       Form of Employment Agreement with Paul Giordano
10.5*       Form of Employment Agreement with David Shea
10.6*       Form of Employment Agreement with Edward Hubbard
10.7        Form of Security Capital Assurance Ltd 2006 Long-Term Incentive and
            Share Award Plan
10.8        Form of Security Capital Assurance Ltd Annual Incentive
            Compensation Plan
10.9*       Form of Restricted Share Award
10.10*      Form of Option Grant
10.11       Form of SCA Holdings US Inc. Deferred Compensation Program
10.12*      Form of Termination Agreement to the Amended and Restated General
            Services Agreement with XL Global Services, Inc.
10.13*      Form of Termination Agreement to the Second Amended and Restated
            General Services Agreement with X.L. America Inc.
10.14       Form of Master Services Agreement between X.L. Global Services,
            Inc. and XL Financial Administrative Services Inc.
10.15       Form of Master Services Agreement between XL Services (Bermuda) Ltd and SCA Bermuda Administrative Ltd
10.16       Form of Master Services Agreement between XL Capital Ltd and SCA
            Bermuda Administrative Ltd
10.17       Form of Master Services Agreement between XL Services UK Limited and XL Capital Assurance (U.K.) Limited
10.18       Form of Master Services Agreement between XL Services UK Limited, in respect of its Spanish branch and XL Capital Assurance (U.K.)
            Limited, in respect of its Spanish branch
10.19       Form of General Services Agreement between XLFAS and XLI
10.20       Form of General Services Agreement between XLFA and XLI
10.21       Form of General Services Agreement between XLCA and X.L. Global
            Services, Inc.
10.22       Form of Assignment and Assumption of Lease between Global Credit
            Analytics, Inc. and XLCA
10.23*      Form of Termination Agreement of Amended and Restated Surplus
            Maintenance Agreement dated as of February 20, 2004 between XLCA and
            XL Reinsurance America Inc.
10.24       Facultative Quota Share Reinsurance Treaty, dated as of August 17,
            2001 between XLFA and XLI
10.25       Form of Amendment No. 1 to Facultative Quota Share Reinsurance
            Agreement between XLFA and XLI
10.26       Form of Termination of Facultative Quota Share Reinsurance Treaty
            dated December 31, 1999 between XLI and XLFA

EXHIBIT
NUMBER                            DESCRIPTION OF DOCUMENT
------                            -----------------------

10.27       Excess of Loss Reinsurance Agreement, dated October 1, 2001, between XLFA and XLI
10.28       Form of Amendment No. 1 to Excess of Loss Reinsurance Agreement
            between XLFA and XLI
10.29*      Form of Third Amended and Restated Facultative Quota Share
            Reinsurance Treaty between XLFA and XLCA
10.30*      Form of Amendment and Termination of XLI Reinsurance Agreement
            Guarantee of XLCA/XLFA Second Amended and Restated Facultative
            Quota Share Reinsurance Treaty dated May 1, 2004
10.31       Reinsurance Agreement Guarantee dated May 1, 2004 by XLI in respect of XLFA's XLFA's payments under the Second Amended and Restated
            Facultative Quota Share Reinsurance Treaty between XLFA and XLCA
10.32       Form of Amendment and Termination of Reinsurance Agreement
            Guarantee between XLI, XLCA and XLFA
10.33*      Form of Facultative Master Certificate issued by XL Reinsurance
            America Inc. to XLCA
10.34*      Third Amended and Restated Bye-laws of XLFA
10.35*      Form of Termination of Investment Management Agreement -- Letter
            Agreement to the Management Agreement between XLCA and XLIM
10.36       Form of Termination of Investment Management Agreement -- Letter
            Agreement to the Management Agreement between XLFA and XLIM
11.1*       Statement regarding computation of per share earnings
21.1        Subsidiaries of the Registrant
23.1*       Consent of Conyers Dill & Pearman (included in Exhibits 5.1 and 8.2)
23.2        Consent of Cahill Gordon & Reindel LLP (included in Exhibit 8.1)
23.3**      Consent of PricewaterhouseCoopers LLP
24.1**      Power of Attorney of Paul S. Giordano and David Shea  (included as part of the signature pages)
24.2**      Power of Attorney (included as part of the signature pages)
99.1**      Letter from the Bermuda Minister of Finance
99.2        Audit Committee Charter
99.3        Compensation Committee Charter
99.4        Nominating and Governance Committee Charter
99.5        Finance and Risk Oversight Committee Charter

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*  To be filed by Amendment.
** Previously filed

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton and Country of Bermuda, on May 25, 2006.

                                          Security Capital Assurance Ltd




                                          By: /s/ Paul S. Giordano*
                                              ----------------------------------
                                              Name:  Paul S. Giordano
                                              Title: President and
                                                     Chief Executive
                                                     Officer




      Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                        TITLE                    DATE

    /s/ Paul S. Giordano*       President, Chief Executive      May  25, 2006
------------------------------  Officer and Director
Name:  Paul S. Giordano         (Principal Executive Officer)


      /s/ David Shea*           Executive Vice President and    May  25, 2006
------------------------------  Chief Financial Officer
Name:  David Shea               (Principal Financial Officer
                                and Principal Accounting
                                Officer)


  /s/ Michael P. Esposito       Director                        May  25, 2006
------------------------------
Name:  Michael P. Esposito, Jr.


* By:      /s/ Michael P. Esposito, Jr.
       -----------------------------------
       Michael P. Esposito, Jr.
       Attorney-in-fact



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


                                  EXHIBIT LIST



EXHIBIT
NUMBER                            DESCRIPTION OF DOCUMENT
------                            -----------------------

1.1*        Form of Underwriting Agreement
3.1**       Memorandum of Association of CA Holdings Ltd
3.2         Amended and Restated Bye-laws of Security Capital Assurance Ltd
4.1*        Specimen Common Share Certificate
5.1*        Form of Opinion of Conyers Dill & Pearman
8.1         Form of Opinion of Cahill Gordon & Reindel LLP as to certain tax matters
8.2         Form of Opinion of Conyers Dill & Pearman as to certain tax matters
10.1        Form of Transition Agreement
10.2        Form of Tax Indemnity Agreement
10.3*       Form of Amendment to Existing Tax Sharing Agreement
10.4*       Form of Employment Agreement with Paul Giordano
10.5*       Form of Employment Agreement with David Shea
10.6*       Form of Employment Agreement with Edward Hubbard
10.7        Form of Security Capital Assurance Ltd 2006 Long-Term Incentive and
            Share Award Plan
10.8        Form of Security Capital Assurance Ltd Annual Incentive
            Compensation Plan
10.9*       Form of Restricted Share Award
10.10*      Form of Option Grant
10.11       Form of SCA Holdings US Inc. Deferred Compensation Program
10.12*      Form of Termination Agreement to the Amended and Restated General
            Services Agreement with XL Global Services, Inc.
10.13*      Form of Termination Agreement to the Second Amended and Restated
            General Services Agreement with X.L. America Inc.
10.14       Form of Master Services Agreement between X.L. Global Services,
            Inc. and XL Financial Administrative Services Inc.
10.15       Form of Master Services Agreement between XL Services (Bermuda) Ltd and SCA Bermuda Administrative Ltd
10.16       Form of Master Services Agreement between XL Capital Ltd and SCA
            Bermuda Administrative Ltd
10.17       Form of Master Services Agreement between XL Services UK Limited and XL Capital Assurance (U.K.) Limited
10.18       Form of Master Services Agreement between XL Services UK Limited, in respect of its Spanish branch and XL Capital Assurance (U.K.)
            Limited, in respect of its Spanish branch
10.19       Form of General Services Agreement between XLFAS and XLI
10.20       Form of General Services Agreement between XLFA and XLI
10.21       Form of General Services Agreement between XLCA and X.L. Global
            Services, Inc.
10.22       Form of Assignment and Assumption of Lease between Global Credit
            Analytics, Inc. and XLCA
10.23*      Form of Termination Agreement of Amended and Restated Surplus
            Maintenance Agreement dated as of February 20, 2004 between XLCA and
            XL Reinsurance America Inc.
10.24       Facultative Quota Share Reinsurance Treaty, dated as of August 17,
            2001 between XLFA and XLI
10.25       Form of Amendment No. 1 to Facultative Quota Share Reinsurance
            Agreement between XLFA and XLI
10.26       Form of Termination of Facultative Quota Share Reinsurance Treaty
            dated December 31, 1999 between XLI and XLFA
10.27       Excess of Loss Reinsurance Agreement, dated October 1, 2001, between XLFA and XLI
10.28       Form of Amendment No. 1 to Excess of Loss Reinsurance Agreement
            between XLFA and XLI

EXHIBIT
NUMBER                            DESCRIPTION OF DOCUMENT
------                            -----------------------

10.29*      Form of Third Amended and Restated Facultative Quota Share
            Reinsurance Treaty between XLFA and XLCA
10.30*      Form of Amendment and Termination of XLI Reinsurance Agreement
            Guarantee of XLCA/XLFA Second Amended and Restated Facultative
            Quota Share Reinsurance Treaty dated May 1, 2004
10.31       Reinsurance Agreement Guarantee dated May 1, 2004 by XLI in respect of XLFA's XLFA's payments under the Second Amended and Restated
            Facultative Quota Share Reinsurance Treaty between XLFA and XLCA
10.32       Form of Amendment and Termination of Reinsurance Agreement
            Guarantee between XLI, XLCA and XLFA
10.33*      Form of Facultative Master Certificate issued by XL Reinsurance
            America Inc. to XLCA
10.34*      Third Amended and Restated Bye-laws of XLFA
10.35*      Form of Termination of Investment Management Agreement -- Letter
            Agreement to the Management Agreement between XLCA and XLIM
10.36       Form of Termination of Investment Management Agreement -- Letter
            Agreement to the Management Agreement between XLFA and XLIM
11.1*       Statement regarding computation of per share earnings
21.1        Subsidiaries of the Registrant
23.1*       Consent of Conyers Dill & Pearman (included in Exhibits 5.1 and 8.2)
23.2        Consent of Cahill Gordon & Reindel LLP (included in Exhibit 8.1)
23.3**      Consent of PricewaterhouseCoopers LLP
24.1**      Power of Attorney of Paul S. Giordano and David Shea (included as part of the signature pages)
24.2**      Power of Attorney (included as part of the signature pages)
99.1**      Letter from the Bermuda Minister of Finance
99.2        Audit Committee Charter
99.3        Compensation Committee Charter
99.4        Nominating and Governance Committee Charter
99.5        Finance and Risk Oversight Committee Charter

----------
*  To be filed by Amendment.
** Previously filed



                                      II-5